LIBERTY ALL–STAR® EQUITY FUND

USA

3RD QUARTER SEPTEMBER 30, 2011

LIBERTY ALL-STAR EQUITY FUND
25
1986 – 2011

ALL STAR®
EQUITY FUND

LIBERTY ALL-STAR® EQUITY FUND

Period Ending September 30, 2011 (Unaudited)

Fund Statistics

Net Asset Value (NAV)	$4.58

Market Price	$4.10

Discount	-10.5%

	Quarter	Year-to-Date

Distributions	$0.08	$0.26

Market Price Trading Range	$4.09 to $5.28	$4.09 to $5.43

Discount Range	7.2% to 11.5%	7.2% to 14.2%

Performance

Shares Valued at NAV	(18.96)%	(15.75)%

Shares Valued at NAV with Dividends Reinvested	(18.80)%	(15.12)%

Shares Valued at Market Price with Dividends Reinvested	(19.29)%	(12.30)%

S&P 500 Index	(13.87)%	(8.68)%

Lipper Large-Cap Core Mutual Fund Average*	(15.06)%	(10.63)%

NAV Reinvested Percentile Rank (1 = best; 100 = worst)	94th	91st

Number of Funds in Category	1,137	1,111

*	Percentile ranks calculated using the Fund’s NAV Reinvested results within the Lipper Large-Cap Core Open-end Mutual Fund Universe.

Figures shown for the Fund and the Lipper Large-Cap Core Mutual Fund Average are total returns, which include dividends, after deducting fund expenses. Figures for the unmanaged S&P 500 Index are total returns, including dividends. A description of the Lipper benchmark and the S&P 500 Index can be found on page 18.

Past performance cannot predict future results. Performance will fluctuate with market conditions. Current performance may be lower or higher than the performance data shown. Performance information does not reflect the deduction of taxes that shareholders would pay on Fund distributions or the sale of Fund shares. An investment in the Fund involves risk, including loss of principal.

The Fund is a closed-end fund and does not continuously offer shares. The Fund trades in the secondary market, investors wishing to buy or sell shares need to place orders through an intermediary or broker by using the Fund’s ticker symbol: USA. The share price of a closed-end fund is based on the market’s value. Shares of closed-end funds frequently trade at a discount to net asset value. The price of the Fund’s shares is determined by a number of factors, several of which are beyond the control of the Fund. Therefore, the Fund cannot predict whether its shares will trade at, below or above net asset value.

Liberty All-Star® Equity Fund	President’s Letter

Fellow Shareholders:	October 2011

The third quarter represented the worst percentage decline for equities since the fourth quarter of 2008. The S&P 500 Index fell 13.87 percent and pulled that benchmark well into negative territory for the first nine months of 2011, a decline of 8.68 percent. By the end of September, the S&P 500 had declined for five consecutive months, marking its longest losing streak since March 2008. The widely followed Dow Jones Industrial Average retreated 12.1 percent during the quarter and closed down 5.7 percent through the first nine months of the year. Other key equity indices experienced sharp declines as well.

A number of factors combined to create the prevailing mood of pessimism. The first was the ongoing crisis in Europe. The risk of Greece defaulting on its debt stoked fears of a financial crisis like the one that hit the U.S. in 2008. Similar debt problems in Spain, Ireland, Portugal and Italy lurked, creating doubt about the future of the euro and the European Union. The second factor was slowing economies around the world. Gross domestic product growth in the U.S. during the second quarter was an anemic 1.3 percent. With unemployment remaining high, housing still depressed and consumer confidence ebbing, the debate domestically was whether the U.S. would slip back into recession--the so-called “double dip.” Falling industrial commodity prices were indicative of an economic slowdown in China, as well; and, the previously mentioned woes in Europe meant that growth there would likely remain stagnant. The third factor was the debt ceiling spectacle and concerns about the ability of this nation to put its own fiscal house in order.

In addition to the absolute declines in value, investors had to endure market volatility that was at its highest since the first quarter of 2009. The S&P 500 experienced daily moves (higher or lower) of greater than 1 percent on 21 percent of trading days in the first quarter and 24 percent of trading days in the second quarter. That figure soared to 55 percent in the third quarter, and since July 21 it is even higher--60 percent of all trading days until quarter’s end.

For the quarter, Liberty All-Star Equity Fund lagged relevant benchmarks. The Fund declined 18.96 percent with shares valued at net asset value (NAV); -18.80 percent with shares valued at NAV with dividends reinvested; and -19.29 percent with shares valued at market price (with dividends reinvested). The Lipper Large-Cap Core Mutual Fund Average returned -15.06 percent for the quarter. The Fund’s return ranked in the 94th percentile of the Lipper Large-Cap Core universe for the quarter. While the poor quarter meant that Fund performance fell below median for the trailing year, the Fund maintained its above average ranking in the Lipper universe over the past three years.

The discount at which Fund shares traded relative to their underlying NAV continued to narrow. For the quarter, shares traded in a discount range of 7.2 percent to 11.5 percent to NAV, which was below the second quarter and well below the high point of 15.3 percent reached earlier in the past 12 months.

During the quarter, Fund shareholders approved a new Fund Management Agreement with ALPS Advisors (AAI) and new Portfolio Management Agreements among the Fund, AAI and each Portfolio Manager. These approvals were needed to ensure that the operation of our Fund would continue without interruption once the acquisition of AAI’s parent company, ALPS Holdings, Inc., by DST Systems was completed. DST Systems is publicly-traded and listed on the New York Stock

Third Quarter Report (Unaudited) | September 30, 2011	1

President’s Letter	Liberty All-Star® Equity Fund

Exchange. AAI will continue to advise Liberty All-Star Equity Fund, and no change in investment management, objectives, distribution policy, or Board of Trustees composition is anticipated. After the quarter ended, the transaction closed on October 31.

By way of historical note, I would point out that Liberty All-Star Equity Fund completed its initial public offering and started trading on the New York Stock Exchange 25 years ago this quarter, the exact date being October 31, 1986. Over those two and one-half decades, we have witnessed a microcosm of financial and economic history: great bull markets, severe bear markets, recessions, recoveries, the birth of great new companies, and the demise of older ones. For its own modest place in history, Liberty All-Star Equity Fund brought multi-manager, multi-style investing--a-time-proven principle practiced by institutional investors--to individual investors and has had a fixed quarterly distribution policy in place since 1988. The Funds reinvested net asset value has increased 619.5 percent since its first fiscal calendar year of operation compared to a return of 567.7 percent for its primary investment benchmark, the Lipper Large Cap Core Mutual Fund Average. Also, over that period the Fund has paid out in excess of $2.2 billion dollars or $23.52 per share to its shareholders. Going forward, we will continue to adhere to the Fund’s fundamental objectives and strategy to provide investors with a high quality, long-term, core equity holding. We thank you for your support and confidence in the Fund.

Sincerely,

William R. Parmentier, Jr.

President and Chief Executive Officer

Liberty All-Star® Equity Fund

The views expressed in the President’s letter reflect the views of the President as of October 2011 and may not reflect his views on the date this report is first published or anytime thereafter. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the Fund disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Fund are based on numerous factors, may not be relied on as an indication of trading intent.

2	www.all-starfunds.com

Liberty All-Star® Equity Fund	Table of Distributions & Rights Offerings

		Rights Offerings
Year	Per Share Distributions	Month Completed	Shares Needed to Purchase One Additional Share	Subscription Price	Tax Credits*
1988	$0.64
1989	0.95
1990	0.90
1991	1.02
1992	1.07	April	10	$10.05
1993	1.07	October	15	10.41	$0.18
1994	1.00	September	15	9.14
1995	1.04
1996	1.18				0.13
1997	1.33				0.36
1998	1.40	April	20	12.83
1999	1.39
2000	1.42
2001	1.20
2002	0.88	May	10	8.99
2003	0.78
2004	0.89	July	10**	8.34
2005	0.87
2006	0.88
2007	0.90	December	10	6.51
2008	0.65
2009	0.31***
2010	0.31
2011
1st Quarter	0.09
2nd Quarter	0.09
3rd Quarter	0.08

*

The Fund’s net investment income and net realized capital gains exceeded the amount to be distributed under the Fund’s distribution policy. In each case, the Fund elected to pay taxes on the undistributed income and passed through a proportionate tax credit to shareholders.

**	The number of shares offered was increased by an additional 25% to cover a portion of the over-subscription requests.
***	Effective with the second quarter distribution, the annual distribution rate was changed from 10 percent to 6 percent.

DISTRIBUTION POLICY

Liberty All-Star® Equity Fund’s current policy is to pay distributions on its shares totaling approximately 6 percent of its net asset value per year, payable in four quarterly installments of 1.5 percent of the Fund’s net asset value at the close of the New York Stock Exchange on the Friday prior to each quarterly declaration date. The fixed distributions are not related to the amount of the Fund’s net investment income or net realized capital gains or losses and may be taxed as ordinary income up to the amount of the Fund’s current and accumulated earnings and profits. If, for any calendar year, the total distributions made under the distribution policy exceed the Fund’s net investment income and net realized capital gains, the excess will generally be treated as a non-taxable return of capital, reducing the shareholder’s adjusted basis in his or her shares. If the Fund’s net investment income and net realized capital gains for any year exceed the amount distributed under the distribution policy, the Fund may, in its discretion, retain and not distribute net realized capital gains and pay income tax thereon to the extent of such excess. The Fund retained such excess gains in 1993, 1996 and 1997.

Third Quarter Report (Unaudited) | September 30, 2011	3

Top 20 Holdings & Economic Sectors	Liberty All-Star® Equity Fund

September 30, 2011 (Unaudited)

Top 20 Holdings*	Percent of Net Assets
Apple, Inc.	3.38%
JPMorgan Chase & Co.	2.07
QUALCOMM, Inc.	2.00
Cisco Systems, Inc.	1.88
Wells Fargo & Co.	1.84
ACE Ltd.	1.77
Dell, Inc.	1.57
Google, Inc., Class A	1.55
The Allstate Corp.	1.22
Visa, Inc., Class A	1.21
Amazon.com, Inc.	1.19
BP PLC	1.18
PNC Financial Services Group, Inc.	1.17
Staples, Inc.	1.15
Baidu, Inc.	1.11
The Western Union Co.	1.10
American Tower Corp., Class A	1.06
Microsoft Corp.	1.03
Rockwell Automation, Inc.	1.03
Cerner Corp.	1.02
29.53%

Economic Sectors*	Percent of Net Assets
Information Technology	25.37%
Financials	18.43
Energy	13.19
Consumer Discretionary	11.09
Health Care	8.86
Industrials	8.25
Consumer Staples	6.10
Materials	3.66
Utilities	2.64
Telecommunication Services	1.47
Other Net Assets	0.94
100.00%

*	Because the Fund is actively managed, there can be no guarantee that the Fund will continue to hold securities of the indicated issuers and sectors in the future.

4	www.all-starfunds.com

Liberty All-Star® Equity Fund	Major Stock Changes in the Quarter

The following are the major ($4 million or more) stock changes - both purchases and sales – that were made in the Fund’s portfolio during the third quarter of 2011.

Security Name	Purchases (Sales)	Shares as of 9/30/11

Purchases
Arch Coal, Inc.	233,630	555,545
Computer Sciences Corp.	148,500	148,500
Medco Health Solutions, Inc.	105,210	105,210
MetLife, Inc.	118,875	218,875
Peabody Energy Corp.	114,270	217,095
Staples, Inc.	435,275	720,275
SunTrust Banks, Inc.	371,020	371,020

Sales
Apollo Group, Inc., Class A	(105,641)	58,825
Apple, Inc.	(11,194)	74,186
Bank of America Corp.	(1,291,629)	344,350
Celgene Corp.	(113,409)	0
Chesapeake Energy Corp.	(164,333)	108,496
Citigroup, Inc.	(130,412)	148,806
Johnson & Johnson	(75,675)	0
Oracle Corp.	(213,575)	0
Petrohawk Energy Corp.	(261,092)	0

Third Quarter Report (Unaudited) | September 30, 2011	5

Investment Managers/ Portfolio Characteristics	Liberty All-Star® Equity Fund

THE FUND’S ASSETS ARE APPROXIMATELY EQUALLY DISTRIBUTED AMONG THREE VALUE MANAGERS AND TWO GROWTH MANAGERS:

MANAGERS’ DIFFERING INVESTMENT STRATEGIES ARE REFLECTED IN PORTFOLIO CHARACTERISTICS

The portfolio characteristics table below is a regular feature of the Fund’s shareholder reports. It serves as a useful tool for understanding the value of a multi-managed portfolio. The characteristics are different for each of the Fund’s five investment managers. These differences are a reflection of the fact that each pursues a different investment style. The shaded column highlights the characteristics of the Fund as a whole, while the final column shows portfolio characteristics for the S&P 500 Index.

PORTFOLIO CHARACTERISTICS As of September 30, 2011 (Unaudited)

	Investment Style Spectrum

	Value				Growth

	SCHNEIDER	PZENA	MATRIX	CORNERSTONE	TCW	TOTAL FUND	S&P 500 INDEX
Number of Holdings	39	41	37	44	31	159*	500
Percent of Holdings in Top 10	47%	37%	37%	40%	46%	19%	19%
Weighted Average Market Capitalization (billions)	$29	$47	$52	$63	$59	$50	$87
Average Five-Year Earnings Per Share Growth	(8)%	(3)%	(1)%	18%	25%	6%	7%
Dividend Yield	1.8%	2.6%	2.1%	1.2%	0.7%	1.6%	2.3%
Price/Earnings Ratio**	12x	10x	11x	15x	22x	13x	13x
Price/Book Value Ratio	1.5x	1.5x	2.0x	4.5x	4.9x	2.9x	3.1x

*	Certain holdings are held by more than one manager.
**	Excludes negative earnings.

6	www.all-starfunds.com

Liberty All-Star® Equity Fund	Schedule of Investments

	SHARES	MARKET VALUE
COMMON STOCKS (99.05%)
CONSUMER DISCRETIONARY (11.09%)
Auto Components (1.10%)
Johnson Controls, Inc.	188,521	$4,971,299
Magna International, Inc.	127,455	4,202,191

		9,173,490

Diversified Consumer Services (0.28%)
Apollo Group, Inc., Class A(a)	58,825	2,330,058

Hotels, Restaurants & Leisure (1.15%)
Carnival Corp.	273,025	8,272,657
Orient-Express Hotels Ltd., Class A(a)	200,890	1,388,150

		9,660,807

Household Durables (1.81%)
Fortune Brands, Inc.	65,725	3,554,408
KB Home	188,310	1,103,497
NVR, Inc.(a)	10,900	6,583,382
Toll Brothers, Inc.(a)	267,700	3,862,911

		15,104,198

Internet & Catalog Retail (2.00%)
Amazon.com, Inc.(a)	45,930	9,931,444
Expedia, Inc.	68,000	1,751,000
priceline.com, Inc.(a)	11,300	5,078,898

		16,761,342

Media (0.91%)
Omnicom Group, Inc.	131,450	4,842,618
The Walt Disney Co.	91,753	2,767,270

		7,609,888

Multi-Line Retail (0.91%)
J.C. Penney Co., Inc.	283,845	7,601,369

Specialty Retail (2.47%)
Dick’s Sporting Goods, Inc.(a)	114,755	3,839,702
Guess?, Inc.	63,087	1,797,349
Staples, Inc.	720,275	9,579,657
Tiffany & Co.	26,213	1,594,275
The TJX Cos., Inc.	69,382	3,848,620

		20,659,603

Textiles, Apparel & Luxury Goods (0.46%)
Burberry Group PLC(b)	104,737	3,875,269

CONSUMER STAPLES (6.10%)
Beverages (1.18%)
The Coca-Cola Company	31,000	2,094,360
Diageo PLC(b)	37,835	2,872,812

See Notes to Schedule of Investments.
Third Quarter Report (Unaudited) | September 30, 2011	7

Schedule of Investments	Liberty All-Star® Equity Fund

	SHARES	MARKET VALUE
COMMON STOCKS (continued)
Beverages (continued)
Molson Coors Brewing Co., Class B	123,700	$4,899,757

		9,866,929

Food & Staples Retailing (1.67%)
Costco Wholesale Corp.	72,353	5,941,628
CVS Caremark Corp.	80,000	2,686,400
Walgreen Co.	162,000	5,328,180

		13,956,208

Food Products (1.16%)
Archer-Daniels-Midland Co.	160,000	3,969,600
Mead Johnson Nutrition Co.	83,200	5,726,656

		9,696,256

Household Products (0.86%)
Colgate-Palmolive Co.	34,534	3,062,475
The Procter & Gamble Co.	65,000	4,106,700

		7,169,175

Personal Products (0.61%)
Avon Products, Inc.	130,443	2,556,683
The Estee Lauder Cos., Inc., Class A	29,310	2,574,590

		5,131,273

Tobacco (0.62%)
British American Tobacco PLC(b)	61,038	5,171,750

ENERGY (13.19%)
Energy Equipment & Services (2.83%)
FMC Technologies, Inc.(a)	118,620	4,460,112
Oceaneering International, Inc.	115,200	4,071,168
Schlumberger Ltd.	91,730	5,479,033
Tidewater, Inc.	124,000	5,214,200
Weatherford International Ltd.(a)	363,309	4,436,003

		23,660,516

Oil, Gas & Consumable Fuels (10.36%)
Anadarko Petroleum Corp.	72,956	4,599,876
Arch Coal, Inc.	555,545	8,099,846
BP PLC(b)	273,457	9,863,594
Chesapeake Energy Corp.	108,496	2,772,073
Chevron Corp.	63,000	5,828,760
Cobalt International Energy, Inc.(a)	253,821	1,956,960
ConocoPhillips	107,300	6,794,236
Consol Energy, Inc.	245,060	8,314,886
Devon Energy Corp.	89,000	4,934,160
Exxon Mobil Corp.	80,175	5,823,110
Hess Corp.	40,740	2,137,220
Occidental Petroleum Corp.	78,100	5,584,150
Peabody Energy Corp.	217,095	7,355,179

See Notes to Schedule of Investments.
8	www.all-starfunds.com

Liberty All-Star® Equity Fund	Schedule of Investments

	SHARES	MARKET VALUE
COMMON STOCKS (continued)
Oil, Gas & Consumable Fuels (continued)
Royal Dutch Shell PLC, Class A(b)	83,335	$5,126,769
Royal Dutch Shell PLC, Class B(b)	30,325	1,881,666
Valero Energy Corp.	313,855	5,580,342

		86,652,827

FINANCIALS (18.43%)
Capital Markets (3.89%)
Bank of New York Mellon Corp.	121,300	2,254,967
The Charles Schwab Corp.	395,100	4,452,777
Franklin Resources, Inc.	23,250	2,223,630
The Goldman Sachs Group, Inc.	61,903	5,852,929
Morgan Stanley	396,175	5,348,362
State Street Corp.	255,450	8,215,272
UBS AG(a)	368,425	4,211,098

		32,559,035

Commercial Banks (4.66%)
BB&T Corp.	140,000	2,986,200
Huntington Bancshares, Inc.	420,306	2,017,469
PNC Financial Services Group, Inc.	203,476	9,805,508
Regions Financial Corp.	648,210	2,158,539
SunTrust Banks, Inc.	371,020	6,659,809
Wells Fargo & Co.	636,665	15,356,360

		38,983,885

Consumer Finance (0.58%)
American Express Co.	108,000	4,849,200

Diversified Financial Services (2.77%)
Bank of America Corp.	344,350	2,107,422
Citigroup, Inc.	148,806	3,812,410
JPMorgan Chase & Co.	573,665	17,278,790

		23,198,622

Insurance (6.30%)
ACE Ltd.	244,652	14,825,911
The Allstate Corp.	431,970	10,233,369
American International Group, Inc.(a)	153,125	3,361,094
Assured Guaranty Ltd.	345,684	3,799,067
Axis Capital Holdings Ltd.	169,975	4,409,152
Fidelity National Financial, Inc., Class A	233,275	3,541,114
Lincoln National Corp.	71,150	1,112,074
MetLife, Inc.	218,875	6,130,689
RenaissanceRe Holdings Ltd.	63,655	4,061,189
Willis Group Holdings PLC	33,915	1,165,659

		52,639,318

See Notes to Schedule of Investments.
Third Quarter Report (Unaudited) | September 30, 2011	9

Schedule of Investments	Liberty All-Star® Equity Fund

	SHARES	MARKET VALUE
COMMON STOCKS (continued)
Real Estate Investment Trusts (0.23%)
Sunstone Hotel Investors, Inc.(a)	341,300	$1,941,997

HEALTH CARE (8.86%)
Biotechnology (1.13%)
Gilead Sciences, Inc.(a)	183,901	7,135,359
Myriad Genetics, Inc.(a)	122,867	2,302,527

		9,437,886

Health Care Equipment & Supplies (2.56%)
Intuitive Surgical, Inc.(a)	11,000	4,007,080
NuVasive, Inc.(a)	105,241	1,796,464
St. Jude Medical, Inc.	135,000	4,885,650
Varian Medical Systems, Inc.(a)	96,300	5,023,008
Zimmer Holdings, Inc.(a)	107,000	5,724,500

		21,436,702

Health Care Providers & Services (1.82%)
Brookdale Senior Living, Inc.(a)	327,767	4,110,198
Express Scripts, Inc.(a)	47,367	1,755,895
Medco Health Solutions, Inc.(a)	105,210	4,933,297
WellPoint, Inc.	68,122	4,447,004

		15,246,394

Health Care Technology (1.02%)
Cerner Corp.(a)	124,664	8,541,977

Life Sciences Tools & Services (0.59%)
Life Technologies Corp.(a)	128,100	4,922,883

Pharmaceuticals (1.74%)
Abbott Laboratories	113,350	5,796,719
Allergan, Inc.	81,800	6,738,684
Teva Pharmaceutical Industries Ltd.(b)	54,000	2,009,880

		14,545,283

INDUSTRIALS (8.24%)
Aerospace & Defense (3.33%)
The Boeing Co.	64,295	3,890,490
General Dynamics Corp.	94,428	5,372,009
Huntington Ingalls Industries, Inc.(a)	21,862	531,903
L-3 Communications Holdings, Inc.	93,425	5,789,547
Northrop Grumman Corp.	123,300	6,431,328
Precision Castparts Corp.	37,700	5,860,842

		27,876,119

Air Freight & Logistics (1.52%)
C.H. Robinson Worldwide, Inc.	121,245	8,301,645
Expeditors International of Washington, Inc.	109,790	4,451,985

		12,753,630

See Notes to Schedule of Investments.
10	www.all-starfunds.com

Liberty All-Star® Equity Fund	Schedule of Investments

	SHARES	MARKET VALUE
COMMON STOCKS (continued)
Building Products (0.28%)
Masco Corp.	325,475	$2,317,382

Construction & Engineering (0.35%)
Fluor Corp.	62,001	2,886,146

Electrical Equipment (1.03%)
Rockwell Automation, Inc.	153,420	8,591,520

Industrial Conglomerates (0.33%)
Textron, Inc.	157,620	2,780,417

Machinery (0.72%)
Navistar International Corp.(a)	146,081	4,692,122
Terex Corp.(a)	131,115	1,345,240

		6,037,362

Professional Services (0.54%)
Robert Half International, Inc.	211,896	4,496,433

Transportation Infrastructure (0.14%)
Aegean Marine Petroleum Network, Inc.	255,135	1,150,659

INFORMATION TECHNOLOGY (25.37%)
Communications Equipment (4.81%)
Acme Packet, Inc.(a)	72,384	3,082,834
Cisco Systems, Inc.	1,016,085	15,739,157
Harris Corp.	135,000	4,612,950
QUALCOMM, Inc.	344,703	16,762,907

		40,197,848

Computers & Peripherals (5.91%)
Apple, Inc.(a)	74,186	28,278,219
Dell, Inc.(a)	926,450	13,109,268
Hewlett-Packard Co.	358,125	8,039,906

		49,427,393

Electronic Equipment & Instruments (1.85%)
Avnet, Inc.(a)	122,885	3,204,841
Corning, Inc.	370,000	4,573,200
Tyco Electronics Ltd.	274,325	7,719,505

		15,497,546

Internet Software & Services (4.41%)
Baidu, Inc.(a)(b)	86,398	9,236,810
eBay, Inc.(a)	245,233	7,231,921
Google, Inc., Class A(a)	25,246	12,986,038
Monster Worldwide, Inc.(a)	616,660	4,427,619

See Notes to Schedule of Investments.
Third Quarter Report (Unaudited) | September 30, 2011	11

Schedule of Investments	Liberty All-Star® Equity Fund

	SHARES	MARKET VALUE
COMMON STOCKS (continued)
Internet Software & Services (continued)
OpenTable, Inc.(a)	65,542	$3,015,587

		36,897,975

IT Services (3.42%)
Cognizant Technology Solutions Corp., Class A(a)	85,400	5,354,580
Computer Sciences Corp.	148,500	3,987,225
Visa, Inc., Class A	117,929	10,108,874
The Western Union Co.	598,672	9,153,695

		28,604,374

Semiconductors & Semiconductor Equipment (2.23%)
Analog Devices, Inc.	172,000	5,375,000
ARM Holdings PLC(b)	157,300	4,011,150
Broadcom Corp., Class A(a)	172,645	5,747,352
Intel Corp.	44,582	950,934
MEMC Electronic Materials, Inc.(a)	485,130	2,542,082

		18,626,518

Software (2.74%)
CA, Inc.	249,875	4,850,074
Microsoft Corp.	346,225	8,617,540
Salesforce.com, Inc.(a)	54,811	6,263,801
VMware, Inc., Class A(a)	39,200	3,150,896

		22,882,311

MATERIALS (3.66%)
Chemicals (2.44%)
The Dow Chemical Co.	105,089	2,360,299
The Mosaic Co.	72,798	3,564,918
PPG Industries, Inc.	70,850	5,006,261
Praxair, Inc.	62,800	5,870,544
The Sherwin-Williams Co.	48,400	3,597,088

		20,399,110

Metals & Mining (1.22%)
Alcoa, Inc.	407,000	3,894,990
Freeport-McMoRan Copper & Gold, Inc.	117,844	3,588,350
Silver Wheaton Corp.	91,200	2,685,840

		10,169,180

TELECOMMUNICATION SERVICES (1.47%)
Wireless Telecommunication Services (1.47%)
American Tower Corp., Class A(a)	165,460	8,901,748
Sprint Nextel Corp.(a)	166,435	505,962
Vodafone Group PLC(b)	112,000	2,872,800

		12,280,510

UTILITIES (2.64%)
Electric Utilities (1.63%)
Edison International	89,000	3,404,250
Entergy Corp.	91,950	6,095,366

See Notes to Schedule of Investments.
12	www.all-starfunds.com

Liberty All-Star® Equity Fund	Schedule of Investments

	SHARES	MARKET VALUE
COMMON STOCKS (continued)
Electric Utilities (continued)
FirstEnergy Corp.	92,587	$4,158,082

		13,657,698

Gas Utilities (0.50%)
EQT Corp.	79,051	4,218,161

Independent Power Producers & Energy Traders (0.51%)
GenOn Energy, Inc.(a)	1,526,220	4,242,892

TOTAL COMMON STOCKS
(COST OF $950,499,637)		828,375,324

EXCHANGE TRADED FUND (0.00%)
iShares Russell 1000 Value Index Fund	44	2,490

TOTAL EXCHANGE TRADED FUND
(COST OF $2,978)		2,490

	PRINCIPAL AMOUNT	MARKET VALUE
CORPORATE BOND (0.01%)
INDUSTRIALS (0.01%)
Airlines (0.01%)
United Continental Holdings, Inc.
6.00%, 10/15/2029	$38,000	90,250

TOTAL CORPORATE BOND
(COST OF $82,331)		90,250

	PAR VALUE
SHORT TERM INVESTMENT (0.99%)
REPURCHASE AGREEMENT (0.99%)
Repurchase agreement with State Street Bank & Trust Co., dated 09/30/11, due 10/03/11 at 0.01%, collateralized by several Fannie Mae and Freddie Mac instruments with various maturity dates, market value of $8,411,743 (Repurchase proceeds of $8,239,000)	$8,239,000	8,239,000

TOTAL SHORT TERM INVESTMENT
(COST OF $8,239,000)		8,239,000

See Notes to Schedule of Investments.
Third Quarter Report (Unaudited) | September 30, 2011	13

Schedule of Investments	Liberty All-Star® Equity Fund

TOTAL INVESTMENTS (100.05%)
(COST OF $958,823,946)(c)	836,707,064
LIABILITIES IN EXCESS OF OTHER ASSETS (-0.05%)	(405,311)

NET ASSETS (100.00%)	$836,301,753

NET ASSET VALUE PER SHARE
(182,678,079 SHARES OUTSTANDING)	$4.58

(a)	Non-income producing security.
(b)	American Depositary Receipt.
(c)	Cost of investments for federal income tax purposes is $969,615,533.

Gross unrealized appreciation and depreciation at September 30, 2011 based on cost of investments for federal income tax purposes is as follows:

Gross unrealized appreciation	$61,652,871
Gross unrealized depreciation	(194,561,340)
Net unrealized appreciation	$(132,908,469)

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets. These industry classifications are unaudited.

See Notes to Schedule of Investments.
14	www.all-starfunds.com

Liberty All-Star® Equity Fund	Notes to Schedule of Investments

Security Valuation

Equity securities including common stocks and exchange traded funds are valued at the last sale price at the close of the principal exchange on which they trade, except for securities listed on the National Association of Securities Dealers Automated Quotations (“NASDAQ”) exchange, which are valued at the NASDAQ official closing price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Debt securities generally are valued by pricing services approved by the Liberty All-Star® Equity Fund’s (the “Fund”) Board of Trustees (the “Board”). The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available are valued at an over-the-counter or exchange bid quotation.

Short-term debt obligations maturing in more than 60 days for which market quotations are readily available are valued at current market value. Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Investments for which market quotations are not readily available are valued at fair value as determined in good faith under consistently applied procedures approved by and under the general supervision of the Board.

Foreign Securities

The Fund invests in foreign securities including American Depositary Receipts, which may involve a number of risk factors and special considerations not present with investments in securities of U.S. corporations.

Security Transactions

Security transactions are recorded on the trade date. Cost is determined and gains/(losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Repurchase Agreements

The Fund may engage in repurchase agreement transactions with institutions that the Fund’s investment advisor has determined are creditworthy. The Fund, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Income Recognition

Interest income is recorded on the accrual basis. Premium and discount are amortized and accreted, respectively, on all debt securities. Corporate actions and dividend income are recorded on the ex-date.

Third Quarter Report (Unaudited) | September 30, 2011	15

Notes to Schedule of Investments	Liberty All-Star® Equity Fund

The Fund estimates components of distributions from real estate investment trusts (“REITs”). Distributions received in excess of income are recorded as a reduction of the cost of the related investments. Once the REIT reports annually the tax character of its distributions, the Fund revises its estimates. If the Fund no longer owns the applicable securities, any distributions received in excess of income are recorded as realized gains.

Fair Value Measurements

The Fund discloses the classification of its fair value measurements following the three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 – Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;

Level 2 – Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 – Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of the inputs used to value the Fund’s investments as of September 30, 2011:

	Valuation Inputs
Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Common Stocks	$828,375,324	$–	$–	$828,375,324
Exchange Traded Fund	2,490	–	–	2,490
Corporate Bond	–	90,250	–	90,250
Short Term Investment	–	8,239,000	–	8,239,000
Total	$828,377,814	$8,329,250	$–	$836,707,064

*See Schedule of Investments for industry classifications

16	www.all-starfunds.com

Liberty All-Star® Equity Fund	Notes to Schedule of Investments

For the period ended September 30, 2011, the Fund did not have any significant transfers between Level 1 and Level 2 securities. The Fund did not have any securities which used significant unobservable inputs (Level 3) in determining fair value.

Indemnification

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund. Also, under the Fund’s organizational documents and by contract, the Trustees and Officers of the Fund are indemnified against certain liabilities that may arise out of their duties to the Fund. However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be minimal.

Third Quarter Report (Unaudited) | September 30, 2011	17

Description of the Dow Jones Industrial Average, Lipper Benchmark and the S&P 500 Index	Liberty All-Star® Equity Fund

The Dow Jones Industrial Average

A price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry. It has been a widely followed indicator of the stock market since October 1, 1928.

Lipper Large-Cap Core Mutual Fund Average

The average of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) above Lipper’s U.S. domestic equity large-cap floor. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500 Index.

S&P 500 Index

A representative sample of 500 leading companies in leading industries of the U.S. economy. Focuses on the large-cap segment of the market with approximately 75% coverage of U.S. equities.

18	www.all-starfunds.com

Liberty All-Star® Equity Fund	Notes

Third Quarter Report (Unaudited) | September 30, 2011	19

Notes	Liberty All-Star® Equity Fund

20	www.all-starfunds.com

INVESTMENT ADVISOR

LEGAL COUNSEL

ALPS Advisors, Inc.

K&L Gates LLP

1290 Broadway, Suite 1100

1601 K Street, NW

Denver, Colorado 80203

Washington, DC 20006

303-623-2577

www.all-starfunds.com

TRUSTEES

John A. Benning*

Thomas W. Brock*

INDEPENDENT REGISTERED

Edmund J. Burke

PUBLIC ACCOUNTING FIRM

George R. Gaspari*

Deloitte & Touche LLP

Richard W. Lowry*, Chairman

555 Seventeenth Street, Suite 3600

Dr. John J. Neuhauser*

Denver, Colorado 80202

Richard C. Rantzow*

CUSTODIAN

OFFICERS

State Street Bank & Trust Company

William R. Parmentier, Jr., President

One Lincoln Street

Mark T. Haley, CFA, Senior Vice President

Boston, Massachusetts 02111

Edmund J. Burke, Vice President

Jeremy O. May, Treasurer

Kimberly R. Storms, Assistant Treasurer

INVESTOR ASSISTANCE,

Tané Tyler, Secretary

TRANSFER & DIVIDEND

Alex Marks, Assistant Secretary

DISBURSING AGENT & REGISTRAR

Melanie H. Zimdars, Chief Compliance Officer

Computershare Trust Company, N.A.

P.O. Box 43078

* Member of the Audit Committee

Providence, Rhode Island 02940-3078

1-800-LIB-FUND (1-800-542-3863)

www.computershare.com

A description of the Fund’s proxy voting policies and procedures is available (i) on the Securities and Exchange Commission’s website at www.sec.gov, and (ii) without charge, upon request, by calling 1-800-542-3863. Information regarding how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30th is available from the SEC’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is also available at www.all-starfunds.com.

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q’s are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its own common stock in the open market.

This report is transmitted to shareholders of Liberty All-Star® Equity Fund for their information. It is not a prospectus or other document intended for use in the purchase of Fund shares.

LAS000419 02/29/2012